SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 25, 2005

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 25, 2005, Phase Forward Incorporated, a Delaware corporation (“Phase Forward”) completed its previously announced acquisition of Lincoln Technologies, Inc., a Massachusetts corporation (“Lincoln”), pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Phase Forward, Abe Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Phase Forward (“Merger Sub”), Lincoln, and for purposes of certain sections of the Merger Agreement, Lincoln SR, Inc., as securityholder representative.  The purchase price was approximately $11,000,000 in cash, plus up to an additional $6,000,000 based on achievement of certain financial targets in 2005 and 2006.  The sum of $2.2 million of the purchase price was placed in escrow as security for the indemnity obligations under the Merger Agreement.  Prior to the merger, neither Lincoln nor its stockholders had any material relationship with Phase Forward, its subsidiaries, or its affiliates, officers or directors or any associate of any of its officers or directors.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

Item 8.01.  Other Events.

On August 25, 2005, Phase Forward issued a press release, a copy of which is filed as Exhibit 99.1 hereto, announcing the completion of the Lincoln acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(c) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and among Phase Forward, Merger Sub, Lincoln and Lincoln SR dated as of August 16, 2005
99.1	Press Release issued by Phase Forward on August 25, 2005

* Confidential treatment requested for portions of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

August 31, 2005	By:	/s/ Rodger Weismann
Rodger Weismann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger by and among Phase Forward, Merger Sub, Lincoln and Lincoln SR dated as of August 16, 2005
99.1	Press Release issued by Phase Forward on August 25, 2005

* Confidential treatment requested for portions of this document.